                                 EXHIBIT 4.1

                          FORM OF STOCK CERTIFICATE

                           ZSTAR ENTERPRISES, INC.
        AUTHORIZED COMMON STOCK:  30,000,000 SHARES - PAR VALUE: $.001


THIS CERTIFIES THAT


IS THE RECORD HOLDER OF

Shares of ZSTAR ENTERPRISES, INC. Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:  ___________________




          Secretary                                          President

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common                  UNIF GIFT MIN ACT - ............... Custodian ...............
          TEN ENT - as tenants by the entireties                                 (Cust)                       (Minor)
          JT TEN  - as joint tenants with right of                                         under Uniform Gifts to Minors
                    survivorship and not as tenants                       Act ..........................................
                    in common                                                                    (State)

        Additional abbreviations may also be used though not in the above list.


        For Value Received, __________ hereby sell, assign and transfer unto


                PLEASE INSERT SOCIAL SECURITY OR OTHER
                    IDENTIFYING NUMBER OF ASSIGNEE


                --------------------------------------

  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)





________________________________________________________Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

_________________________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated




     NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER